Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [—], 2009, is made and entered into by and between Ladder Capital Realty Finance Inc, a Maryland corporation (the “Company”), and Ladder Capital Realty Finance Holdings LLC, a Delaware limited liability company (the “Ladder Investor”).

RECITALS

WHEREAS, the Company has prepared a registration statement on Form S-11 (File No. 333-160667) with respect to the issuance and sale of its common stock, par value $0.01 per share (the “Common Stock”), with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company intends to conduct an underwritten initial public offering of shares of the Company’s Common Stock (the “IPO”); and

WHEREAS, concurrent with the consummation of the IPO, the Company desires to issue and sell, and the Ladder Investor desires to purchase, upon the terms and conditions set forth in the Private Placement Purchase Agreement, dated as of [—], 2009, by and among the Company, the Ladder Investor, Ladder Capital Finance Holdings LLC, a Delaware limited liability company (“Holdings”), and Ladder Capital Finance Portfolio LLC, a wholly owned subsidiary of Holdings, [—] shares of Common Stock (the “Private Placement Shares”);

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Registration Rights Agreement as originally executed and as amended, supplemented or restated from time to time.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which commercial banks in New York, New York are directed or permitted to be closed.

“Common Stock” shall have the meaning set forth in the Recitals hereof.

“Commission” shall have the meaning set forth in the Recitals hereof.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Controlling Person” shall have the meaning set forth in Section 5(a) of this Agreement.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

“Demand Registration” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Demand Registration Notice” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“End of Suspension Notice” shall have the meaning set forth in Section 3(b) of this Agreement.

“Equity Plan” shall have the meaning set forth in the Recitals hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Holdings” shall have the meaning set forth in the Recitals hereof.

“Holders” shall mean (i) the Ladder Investor as holder of record of Registrable Shares and (ii) any direct or indirect transferee who is an affiliate of Holdings of such Registrable Shares from the Ladder Investor. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Share as the Holders and absolute owner thereof, unless notified to the contrary in writing by the registered Holders thereof.

“IPO” shall have the meaning set forth in the Recitals hereof.

“Ladder Investor” shall have the meaning set forth in the introductory paragraph hereof.

“Liabilities” shall have the meaning set forth in Section 5(a)(i) of this Agreement.

“Maximum Threshold” shall have the meaning set forth in Section 2.2(b) of this Agreement.

“Other Registration Statement” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Piggy-Back Registration” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Private Placement Shares” shall have the meaning set forth in the Recitals hereof.

“Pro Rata Adjusted” shall have the meaning set forth in Section 2.2(b)(x) of this Agreement.

“Registrable Shares” shall mean at any time the Private Placement Shares upon original issuance thereof and at all time subsequent thereto, including upon the transfer thereof by the original Holders or any subsequent Holders and any securities issued in respect of such securities by reason of or in connection with any exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such securities, the earliest to occur of (i) the date on which a Registration Statement with respect to the sale of such Registrable Shares shall have become effective under the Securities Act and such Registrable Shares shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement, (ii) the date on which such Registrable Shares shall have ceased to be outstanding, (iii) the date on which such Registrable Shares are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act or (iv) the date on which such Registrable Shares have been sold and all transfer restrictions and restrictive legends with respect to such Registrable Shares are removed upon the consummation of such sale.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Demand Registration Statement, Other Registration Statement or any Registration Statement filed in connection with a Piggy-Back Registration) for a public offering and sale of the Common Stock or other securities of the Company, including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement (i) on Form S-4 or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only securities proposed to be issued in exchange for securities or assets of another entity, (iii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt that is convertible into equity securities of the Company, or (vi) for a dividend reinvestment plan).

“Securities Act” shall have the meaning set forth in the Recitals hereof.

“Selling Holders’ Counsel” shall mean one counsel for the Holders that is selected by the Holders holding a majority of the Registrable Shares included in a Registration Statement and that is reasonably acceptable to the Company.

“Suspension Event” shall have the meaning set forth in Section 3(a) of this Agreement.

“Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Underwritten Offering” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

Section 2. Demand Registrations.

2.1(a) Demand Registration. Subject to Sections 2.1(c) and 3 hereof, at any time after 18 months after the closing date of the IPO, each Holder may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company of such Holder’s desire to have some or all of their Registrable Shares registered for sale by the Company (a “Demand Registration”). Each Demand Registration Notice shall specify the number of Registrable Shares to be registered by the Company. Upon receipt of the Demand Registration Notice, if the Company has not already caused the Registrable Shares to be included as part of an existing Registration Statement and related prospectus that the Company then has on file with, and has been declared effective by, the Commission and which remains in effect and not subject to any stop order, injunction or other order or requirement of the Commission (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2), then the Company will cause to be filed with the Commission as soon as reasonably practicable after receiving the Demand Registration Notice, but in no event more than ninety (90) days following receipt of such notice, a new Registration Statement and related prospectus that complies as to form in all material respects with applicable Commission rules providing for the sale by such Holder or group of Holders of the Registrable Shares (the “Demand Registration Statement”), and agrees (subject to Section 2.2 hereof) to use commercially reasonable efforts to cause the Demand Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof (if it is not an automatically effective Registration Statement). The Company shall give written notice of the proposed filing of the Demand Registration Statement to all Holders of Registrable Shares as soon as practicable, and each Holder of Registrable Shares who wishes to participate in such Demand Registration Statement shall notify the Company in writing within five (5) Business Days after the receipt by the Holder of the notice from the Company, and shall specify in such notice the number of Registrable Shares to be included in the Demand Registration Statement. Subject to Section 3 hereof, the Company agrees to use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date that is two (2) years after the date of effectiveness of the Demand Registration Statement, (ii) the date on which all of the Registrable Shares covered by such Demand Registration Statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder, or (iii) the date on which all Registrable Shares covered by such Demand Registration Statement are no longer Registrable Shares.

Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to or after receiving a Demand Registration Notice from any Holder, include all of any Holder’s Registrable Shares or any portion thereof in any Registration Statement, including by virtue of adding such Registrable Shares as additional securities to an existing Registration Statement pursuant to Rule 462(b) under the Securities Act (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2.1(a) so long as such Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission) (any such Registration Statement, an “Other Registration Statement”). Furthermore, notwithstanding any provision of this Section 2.1(a) to the contrary, the Company shall have the option, in its sole discretion, to register pursuant to any Demand Registration Statement or Other Registration Statement, along with Registrable Shares that Holders have requested to be included in such Demand Registration Statement in accordance with this Section 2.1(a), any or all additional Registrable Shares that are outstanding.

(b) Offers and Sales. All offers and sales by a Holder under the Demand Registration Statement shall be completed within the period during which the Demand Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that such Demand Registration Statement is no longer effective, no Holder will offer or sell the Registrable Shares under the Demand Registration Statement. If directed in writing by the Company, each Holder will return (at the expense of the Company) all undistributed copies of the prospectus covering the Registrable Shares in its possession, other than permanent file copies in the possession of such Holder’s counsel, upon the expiration of such period.

(c) Limitations on Demand Registration Rights. The Company shall not be obligated to effect any Demand Registration within six (6) months after (i) the effective date of a previous Demand Registration Statement or (ii) a previous registration under which the Holders had piggy-back rights pursuant to Section 2.2 hereof wherein the Holders were permitted to register at least 50% of the Registrable Shares requested to be included therein.

2.2(a) Piggy-Back Registration Rights. From and after [—], 2011 (18 months after the closing of the IPO), if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Company for its own account or for any of the other security holders of the Company for their account (other than a Demand Registration Statement (in which case the ability of a Holder to participate in such Demand Registration Statement shall be governed by Section 2.1(a) hereof)), then the Company shall (a) give written notice of such proposed filing and/or offering to all Holders of Registrable Shares as soon as practicable but in no event less than ten (10) Business Days prior to the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, of the offering, and (b) offer to the Holders of Registrable Shares in such notice the opportunity to register the sale of such number of Registrable Shares as such Holders may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Shares and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Shares for the same period as the delay in registering such other securities. The Company shall cause all of the Registrable Shares requested to be included in a non-underwritten registration to be included in such registration, and shall use its reasonable best efforts to cause the managing underwriter(s) of an Underwritten Offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Shares proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter(s) shall (i) enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggy-Back Registration and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.

(b) Reduction of Offering. If the managing underwriter(s) for a Piggy-Back Registration that is to be an Underwritten Offering advises the Company and the Holders of Registrable Shares that in their opinion the dollar amount or number of shares of Common Stock or other securities that the Company desires to sell, taken together with shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders of Registrable Shares hereunder, the Registrable Shares as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in any such registration:

(x) if the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, comprised of Registrable Shares as to which registration has been requested pursuant to the terms hereof pro rata in accordance with the number of Registrable Shares which such Holders have requested be included in such Underwritten Offering, regardless of the number of Registrable Shares or other securities held by each such Person (such proportion is referred to herein as “Pro Rata Adjusted”) that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and

(y) if the registration is a “demand” registration undertaken at the demand of Persons other than the Holders of Registrable Shares hereunder, (i) first, the shares of Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities, if any, comprised of Registrable Shares as to which registration has been requested pursuant to the terms hereof, Pro Rata Adjusted, that can be sold without exceeding the Maximum Threshold; and (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities, if any, for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons that can be sold without exceeding the Maximum Threshold.

(c) Withdrawal. Any Holder of Registrable Shares may elect to withdraw such Holder’s request for inclusion of Registrable Shares in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Shares. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Shares in connection with such Piggy-Back Registration as provided in Section 8(a).

Section 3. Black-Out Periods.

a. Notwithstanding the provisions of Section 2.1(a) or 2.2(a), the Company shall be permitted to postpone the filing of the Registration Statement, and from time to time to require Holders not to sell under the Registration Statement or to suspend the use or effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of 120 days in any rolling 12-month period commencing on the date of this Agreement or more than 90 consecutive days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post effective basis, as applicable; or (ii) a majority of the Board determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the prospectus included in the Registration Statement (1) contains the information required under Section 10(a)(3) of the Securities Act; (2) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post effective basis or to take such action as is necessary to make resumed use of the Registration Statement as soon as possible.

The Company will provide written notice (a “Suspension Notice”) to the Holders and the Selling Holders’ Counsel, if any, of the occurrence of any Suspension Event. If as a result of a Suspension Event, the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement until the Holder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies of the prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice, other than permanent file copies in the possession of such Holder’s counsel. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Selling Holders’ Counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

b. In connection with any Registration Statement utilized by the Company to satisfy its obligations under this Agreement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Shares (including the proposed manner of sale) that may be required to be included in such Registration Statement and related prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Shares and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related prospectus.

c. Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Registration Statement pursuant to this Section 3, the Company agrees that it shall extend the period of time during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided, that, such period of time shall not be extended beyond the date that Common Stock covered by such Registration Statement are no longer Registrable Shares.

Section 4. Registration Procedures.

a. In connection with the filing of any Registration Statement as provided in this Agreement, the Company shall use commercially reasonable efforts to, as expeditiously as reasonably practicable:

(i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares, within the relevant time period specified in Sections 2.1(a) and 2.2(a) hereof, on the appropriate form under the Securities Act, which form (1) shall be selected by the Company, (2) shall be available for the registration and sale of the Registrable Shares by the selling Holders thereof, (3) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (4) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and otherwise comply with its obligations under Section 2 hereof;

(ii) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(iii)(1) notify each Holder of Registrable Shares, at least five (5) Business Days after filing, that a Registration Statement with respect to the Registrable Shares has been filed and advising such Holder that the distribution of Registrable Shares will be made in accordance with any method or combination of methods legally available by the Holders of any and all Registrable Shares; (2) furnish to each Holder of Registrable Shares and to each underwriter of an Underwritten Offering of Registrable Shares, if any, without charge, as many copies of each prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules in order to facilitate the public sale or other disposition of the Registrable Shares; and (3) hereby consent to the use of the prospectus or any amendment or supplement thereto by the selling Holders of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by the prospectus or any amendment or supplement thereto;

(iv) use its commercially reasonable efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Shares covered by the Registration Statement and each underwriter of an Underwritten Offering of Registrable Shares shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv), or (2) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(v) notify promptly each Holder of Registrable Shares under the Registration Statement and, if requested by such Holder, confirm such advice in writing promptly at the address determined in accordance with Section 8(f) of this Agreement (1) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the Commission or any state securities authority for post-effective amendments and supplements to the Registration Statement and prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the happening of any event or the discovery of any facts during the period the Registration Statement is effective as a result of which the Registration Statement or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the prospectus (such instruction to be provided in the same manner as a Suspension Notice) until the requisite changes have been made, at which time notice of the end of suspension shall be delivered in the same manner as an End of Suspension Notice), (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the filing of a post-effective amendment to the Registration Statement;

(vi) furnish Selling Holders’ Counsel, if any, copies of any comment letters relating to the selling Holders received from the Commission or any other request by the Commission or any state securities authority for amendments or supplements to the Registration Statement and prospectus or for additional information relating to the selling Holders;

(vii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(viii) furnish to each Holder of Registrable Shares, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(ix) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends; and enable such Registrable Shares to be in such denominations and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three (3) Business Days prior to the closing of any sale of Registrable Shares;

(x) upon the occurrence of any event or the discovery of any facts, as contemplated by Sections 4(a)(v)(5) and 4(a)(v)(6) hereof, as promptly as practicable after the occurrence of such an event, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or will remain so qualified, as applicable. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the prospectus as amended or supplemented, as such Holder may reasonably request;

(xi) within a reasonable time prior to the filing of any Registration Statement, any prospectus, any amendment to a Registration Statement or amendment or supplement to a prospectus, provide copies of such document to the Selling Holders’ Counsel, if any, on behalf of such Holder, and make representatives of the Company as shall be reasonably requested by the Holders of Registrable Shares available for discussion of such document;

(xii) obtain a CUSIP number for the Registrable Shares not later than the effective date of a Registration Statement, and provide the Company’s transfer agent with printed certificates for the Registrable Shares, in a form eligible for deposit with the Depositary, in each case, to the extent necessary or applicable;

(xiii) enter into agreements (including underwriting agreements) and take all other customary appropriate actions in order to expedite or facilitate the disposition of such Registrable Shares whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

(A) make such representations and warranties to the Holders of such Registrable Shares and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar Underwritten Offerings as may be reasonably requested by them;

(B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing underwriter(s) and their counsel) addressed to the underwriters, if any (and in the case of an underwritten registration, each selling Holder), covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the underwriter(s);

(C) obtain “comfort” letters and updates thereof from the Company’s independent registered public accounting firm (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriter(s), if any, and use reasonable efforts to have such letter addressed to the selling Holders in the case of an underwritten registration (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to underwriters in connection with similar Underwritten Offerings;

(D) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Shares, which agreement shall be in form, substance and scope customary for similar offerings;

(E) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

(F) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Shares being sold and the managing underwriters, if any;

(xiv) make available for inspection by any underwriter participating in any disposition pursuant to a Registration Statement, Selling Holders’ Counsel and any accountant retained by a majority in principal amount of the Registrable Shares being sold, all financial and other records, pertinent corporate documents and properties or assets of the Company reasonably requested by any such persons, and cause the respective officers, directors and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Selling Holders’ Counsel; provided, however, that the Selling Holders’ Counsel, if any, and the representatives of any underwriters will use commercially reasonable efforts, to the extent reasonably practicable, to coordinate the foregoing inspection and information gathering and to not materially disrupt the Company’s business operations;

(xv) a reasonable time prior to filing any Registration Statement, any prospectus forming a part thereof, any amendment to such Registration Statement, or amendment or supplement to such prospectus, provide copies of such document to the underwriter(s) of an Underwritten Offering of Registrable Shares; within five (5) Business Days after the filing of any Registration Statement, provide copies of such Registration Statement to Selling Holders’ Counsel; make such changes in any of the foregoing documents prior to the filing thereof, or in the case of changes received from Selling Holders’ Counsel by filing an amendment or supplement thereto, as the underwriter or underwriters, or in the case of changes received from Selling Holders’ Counsel relating to the selling Holders or the plan of distribution of Registrable Shares, as Selling Holders’ Counsel, reasonably requests; not file any such document in a form to which any underwriter shall not have previously been advised and furnished a copy of or to which the Selling Holders’ Counsel, if any, on behalf of the Holders of Registrable Shares, or any underwriter shall reasonably object; not include in any amendment or supplement to such documents any information about the selling Holders or any change to the plan of distribution of Registrable Shares that would limit the method of distribution of the Registrable Shares unless Selling Holders’ Counsel has been advised in advance and has approved such information or change; and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Selling Holders’ Counsel, if any, on behalf of such Holder, Selling Holders’ Counsel or any underwriter;

(xvi) furnish to each Holder, if it has a due diligence defense under the Securities Act, and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Shares included in such offering or the managing underwriter or underwriters therefor reasonably requests;

(xvii) use its best efforts to cause all Registrable Shares to be listed on any national securities exchange;

(xviii) otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xix) cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of the FINRA); and

(xx) the Company may (as a condition to a Holder’s participation in a Registration) require each Holder of Registrable Shares to furnish to the Company such information regarding the Holders and the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the type described in Section 4(a)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to a Registration Statement relating to such Registrable Shares until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(v) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 5. Indemnification.

a. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, and the respective officers, directors, partners, employees, representatives and agents of any such Person, and each Person (a “Controlling Person”), if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing Persons, as follows:

(i) against any and all loss, liability, claim, damage, judgment, actions, other liabilities and expense whatsoever (the “Liabilities”), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all Liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any Liabilities to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holders expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto).

b. Indemnification by the Holders. Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective officers, directors, partners, employees, representatives and agents, and each of their respective Controlling Persons, against any and all Liabilities described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Shares pursuant to such Registration Statement.

c. Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whosoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

d. Indemnification Payments. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

e. Contribution. If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 5, each Person, if any, who controls the a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as a Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 6. Market Stand-Off Agreement. Each Holder hereby agrees that it shall not, directly or indirectly sell, offer to sell (including without limitation any short sale), pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Registrable Shares or other Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock then owned by such Holder (other than to permitted transferees of the Holders who agree to be similarly bound) for up to 180 days following the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities; provided, however, that:

a. the restrictions above shall not apply to Registrable Shares sold on the Holders’ behalf to the public in an Underwritten Offering pursuant to a Registration Statement;

b. all officers and directors of the Company then holding Common Stock or securities convertible into or exchangeable or exercisable for Common Stock enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

c. the Holders shall be allowed any concession or proportionate release allowed to any (i) officer, (ii) director, (iii) other holder of the Company’s Common Stock that entered into similar agreements (with such proportion being determined by dividing the number of shares being released with respect to such officer, director or other holder of the Company’s Common Stock by the total number of issued and outstanding shares held by such officer, director or holder).

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 6 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

Section 7. Termination; Survival. The rights of each Holder under this Agreement shall terminate upon the date that all of the Registrable Shares cease to be Registrable Shares. Notwithstanding the foregoing, the obligations of the parties under Sections 5 and 8 of this Agreement shall remain in full force and effect following such time.

Section 8. Miscellaneous.

a. Registration Expenses. The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 2 above, including, without limitation, (i) all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and prospectus and all amendments and supplements thereto, (ii) all stock exchange, Commission and state securities registration, listing and filing fees, (iii) all fees and expenses of complying with securities or “blue sky” laws, (iv) all FINRA fees, (v) fees and disbursements of counsel for the Company and fees and expenses for the independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters), (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers performing legal or accounting duties); and (vii) the fees and expenses of any person, including special experts, retained by the Company in connection with the preparation of any Registration Statement. In connection with each registration initiated hereunder (whether a Demand Registration or a Piggy-Back Registration), the Company shall reimburse the Holders covered by such registration or sale for the reasonable fees and disbursements of the Selling Holders’ Counsel. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder’s counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Shares by such Holder pursuant to this Agreement. The Company shall have no obligation to pay any other costs or expenses in the course of the transactions contemplated hereby, including underwriting discounts or selling commissions attributable to the Registrable Shares being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. In addition, in an Underwritten Offering, all selling stockholders and the Company shall bear the expenses of the underwriters, pro rata, in proportion to the respective amount of shares each is selling in such offering.

b. Covenants Relating To Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Shares (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Shares may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements (at any time after 90 days after the effective date of the first Registration Statement filed by the Company for an offering of its Common Stock to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 8(c), as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration.

c. No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Shares pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

d. Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Shares; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of the Holders of all the Registrable Shares adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Shares but does not so adversely affect all of the Registrable Shares; provided, further, that the provisions of the preceding provision may not be amended or waived except in accordance with this sentence. Any waiver, permit, consent or approval of any kind or character on the part of any such Holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Shares and the Company.

e. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile or any courier guaranteeing overnight delivery.

If to the Company, to:

Ladder Capital Realty Finance Inc

600 Lexington Avenue, 23rd Floor

New York, New York 10022

Attention: Pamela McCormack

Fax No.: 212-715-3199

If to the Ladder Investor, to:

Ladder Capital Realty Finance Holdings LLC

600 Lexington Avenue, 23rd Floor

New York, New York 10022

Attention: Pamela McCormack

Fax No.: 212-715-3199

If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two (2) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

f. Successor and Assigns. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Shares held by any such Holder. This Agreement and the provisions hereof shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 5 and this Section 8(g).

g. Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof.

h. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

i. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

j. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

k. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

LADDER CAPITAL REALTY FINANCE INC
a Maryland corporation

By:
Name:
Title:

LADDER CAPITAL REALTY FINANCE HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title: